Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC Entertainment Holdings, Inc. Announces Amended

Exchange Offers and Consent Solicitations

LEAWOOD, KANSAS - (July 10, 2020) -- AMC Entertainment Holdings, Inc. (NYSE: AMC) (“AMC”) announced today that it is has amended certain terms of its previously announced offers to exchange (as amended as described below, the “Exchange Offers”) with respect to its outstanding notes listed in the table below (collectively, the “Existing Subordinated Notes”), upon the terms and subject to the conditions set forth in the Confidential Offering Memorandum, dated June 3, 2020 (as amended by the press releases dated June 16, 2020 and June 22, 2020 and the amended offering memorandum, dated as of July 10, 2020, and as may be further amended or supplemented from time to time, the “Offering Memorandum”). The Company views the transaction as highly beneficial to the Company and its shareholders. Upon the completion of the transaction, the Company would have (i) reduced the principal amount of its total debt liabilities, (ii) extended the maturities of a significant percentage of its outstanding debt, (iii) decreased cash interest expense and (iv) increased its cash and liquidity position to help navigate the on-going COVID-19 pandemic.

AMC has amended the Exchange Offers with the support of holders of the Existing Subordinated Notes representing more than 73% of the aggregate principal amount of Existing Subordinated Notes, which represent a majority of the holders of each series of Existing Subordinated Notes, and who have agreed to tender their Existing Subordinated Notes in the Exchange Offers for New Second Lien Notes and subscribe for New First Lien Notes to be issued by the Company. All capitalized terms used but not defined in this press release have the meanings given to them in the Offering Memorandum.

Pursuant to the amended Exchange Offers, AMC is offering to issue, in a private offering to eligible noteholders, new 10%/12% Cash/PIK Toggle Second Lien Secured Notes due 2026 (the “New Second Lien Notes”) in exchange for the Existing Subordinated Notes. Any and all Existing Subordinated Notes validly tendered (and not validly withdrawn) will be accepted for exchange. Each eligible holder who validly tenders Existing Subordinated Notes in the Exchange Offers may elect to subscribe (the “Subscription Right”) for a pro rata portion of new 10.5% first lien secured notes due 2026 (the “New First Lien Notes”), to be issued by AMC in an aggregate principal amount of $200 million. An eligible holder that elects to subscribe for its full pro rata share of the New First Lien Notes (a “Fully Participating Holder”) will also be entitled to receive the additional consideration in the Exchange Offers described below. Certain holders of Existing Subordinated Notes have also agreed to backstop 100% of the New First Lien Notes not otherwise purchased (the “Backstop Parties”). As consideration for the Backstop Parties’ backstop commitment, the Backstop Parties will be entitled to receive a cash premium equal to 10% of the aggregate amount of New First Lien Notes issued, less the amount of any premiums paid to Participating Holders to the extent such holders exercise their oversubscription rights as described in the Offering Memorandum, and 5,000,000 shares of the Company’s Class A common stock. In addition, certain of the initial Backstop Parties will receive a 2% arranger premium.

The New Second Lien Notes and New First Lien Notes will be fully and unconditionally guaranteed on a joint and several basis by each of AMC’s subsidiaries that currently guarantee its obligations under AMC’s senior credit facilities (the “Senior Credit Facilities”). The New Second Lien Notes will be secured by a second-priority lien on substantially all of the tangible and intangible assets owned by AMC and the guarantor subsidiaries that secure obligations under the Senior Credit Facilities (the “Collateral”). The New First Lien Notes will be secured by a first-priority lien on the Collateral. The New Second Lien Notes will be subordinated in right of payment to all indebtedness of AMC that is secured by a first-priority lien on the Collateral.

The following table set forth certain terms of the amended Exchange Offers:

			Principal Amount of New Second Lien Notes(1)
CUSIP Number or Common Code/ISIN of Existing Subordinated Notes	Title of Existing Subordinated Notes	Principal Amount of Existing Subordinated Notes Outstanding	Early Exchange Consideration if Tendered prior to the Early Deadline(2)	Exchange Consideration if Tendered after the Early Deadline
151289060/ XS1512809606	6.375% Senior Subordinated Notes due 2024	£500,000,000(3)	Non-Participating Holders: $650.00 U.S. Dollar Equivalent principal amount of New Second Lien Notes Fully Participating Holders: $725.00-$800.00(4) U.S. Dollar Equivalent principal amount of New Second Lien Notes	Non-Participating Holders: $630.00 U.S. Dollar Equivalent principal amount of New Second Lien Notes Fully Participating Holders: $705.00-$780.00(4) U.S. Dollar Equivalent principal amount of New Second Lien Notes
00165A AH1 / US00165AAH14	5.75% Senior Subordinated Notes Due 2025	$600,000,000	Non-Participating Holders: $650.00 principal amount of New Second Lien Notes. Fully Participating Holders: $725.00-$800.00(4) principal amount of New Second Lien Notes	Non-Participating Holders: $630.00 principal amount of New Second Lien Notes. Fully Participating Holders: $705.00-$780.00(4) principal amount of New Second Lien Notes
00165C AB0 / US00165CAB00	5.875% Senior Subordinated Notes Due 2026	$595,000,000	Non-Participating Holders: $650.00 principal amount of New Second Lien Notes. Fully Participating Holders: $725.00-$800.00 (4) principal amount of New Second Lien Notes	Non-Participating Holders: $630.00 principal amount of New Second Lien Notes. Fully Participating Holders: $705.00-$780.00 (4) principal amount of New Second Lien Notes
00165C AD6 / US00165CAD65	6.125% Senior Subordinated Notes Due 2027	$475,000,000	Non-Participating Holders: $650.00 principal amount of New Second Lien Notes. Fully Participating Holders: $725.00-$800.00 (4) principal amount of New Second Lien Notes	Non-Participating Holders: $630.00 principal amount of New Second Lien Notes. Fully Participating Holders: $705.00-$780.00 (4) principal amount of New Second Lien Notes

(1)	For each $1,000 or £1,000 principal amount of Existing Subordinated Notes, as applicable.
(2)	Includes the Early Participation Premium of $20 (or in the case of the 2024 Subordinated Sterling Notes, $20 U.S. Dollar Equivalent) principal amount of New Second Lien Notes for each $1,000 (or in the case of the 2024 Subordinated Sterling Notes, $1,000 U.S. Dollar Equivalent) principal amount of Existing Subordinated Notes validly tendered and not validly withdrawn prior to the Early Deadline. Any eligible holder who validly tenders after the Early Deadline but prior to the applicable Expiration Time will only be entitled to receive the Exchange Consideration in exchange for the Existing Subordinated Notes accepted in the Exchange Offers and will not receive the Early Participation Premium.
(3)	Equivalent to $617,271,000 U.S. dollars based on an exchange rate as of March 31, 2020 or $630,775,000 U.S. dollars based on an exchange rate at July 9, 2020 of £1.00 = $1.26155.
(4)	The minimum Exchange Consideration presented in the range assumes that all Exchanging Holders are also Participating Holders up to their pro rata share. The maximum Exchange Consideration presented in the range assumes that 50% of the Exchanging Holders are also Participating Holders up to their pro rata share. The maximum Exchange Consideration presented is illustrative only based on 50% participation and should not be construed as a cap. The principal amount of New Second Lien Notes to be issued for each $1,000 or £1,000 principal amount of Existing Subordinated Notes accepted in the Exchange Offers will based on a formula such that blended rate of all New Second Lien Notes issued in the Exchange Offers will be $725 principal amount per $1,000 principal amount of Existing Subordinated Notes tendered. The consideration to be paid to Fully Participating Holders for each $1,000 or £1,000 principal amount of Existing Subordinated Notes will be calculated based on the quotient of (A) 72.5% of aggregate principal amount of all Existing Subordinated Notes tendered by Participating and Non-Participating Holders minus 65% of the aggregate principal amount Existing Subordinated Notes tendered by Non-Participating Holders, divided by (B) the aggregate principal amount of Existing Subordinated Notes validly tendered by Fully Participating Holders in the Exchange Offers, multiplied by $1,000 or £1,000, as applicable. For purposes of calculating these amounts, all pound sterling amounts will be calculated using the U.S. Dollar Equivalent amount.

AMC is extending the Early Deadline, Withdrawal Deadline and Expiration Time. The Early Deadline and Withdrawal Deadline were previously extended to 11:59 p.m., New York City time, on July 10, 2020, and will now be further extended to 5:00 p.m., New York City time, on July 24, 2020, unless further extended. The Expiration Time was previously 11:59 p.m., New York City time, on July 10, 2020 and will now be extended to 5:00 p.m., New York City time, on July 24, 2020, unless further extended. Accordingly, holders who tender their Existing Subordinated Notes prior to such time will receive the Early Exchange Consideration. The Final Settlement Date (as defined in the Offering Memorandum) will occur five business days after the Expiration Time and is now expected to occur on July 31, 2020.

AMC reserves the right to terminate, withdraw, amend or extend the Exchange Offers and Consent Solicitations, either as a whole or with respect to one or more series of Existing Subordinated Notes, at any time, subject to the terms and conditions set forth in the Offering Memorandum.

AMC’s obligation to accept and exchange the Existing Subordinated Notes validly tendered pursuant to the Exchange Offers and to issue New First Lien Notes is subject to certain conditions, as set forth in the Offering Memorandum, including (i) there being validly tendered (and not validly withdrawn) at least a majority in aggregate principal amount of each series of the Existing Subordinated Notes in the Exchange Offers, (ii) the consent of holders of a majority of the principal amount of AMC’s 2.95% Senior Convertible Notes due 2024 (the “Convertible Notes”) issued pursuant to indenture, dated as of September 14, 2018, between AMC, the guarantors party thereto and U.S. Bank National Association (the “Convertible Notes Indenture”) and (iii) Silver Lake purchasing $100 million of additional first lien with identical terms to the New First Lien Notes at a cash purchase price of 90% of their principal amount less a 2% arranger premium, and (iv) the consent of holders of a majority of the Convertible Notes to the $100 million of additional basket availability of first lien indebtedness which shall be provided under the terms of the New First Lien Notes and the New Second Lien Notes. Concurrently with the Exchange Offers, to obtain this consent, we expect to enter into an amendment and exchange pursuant to which the maturity of the Convertible Notes will be extended to May 1, 2026 and a first-priority lien on the Collateral will be granted to secure indebtedness thereunder.

Concurrently with the Exchange Offers, AMC is also soliciting the consents of the eligible holders to amend the indentures governing the Existing Subordinated (the “Proposed Amendments”) to eliminate or modify certain of the covenants, restrictive provisions and events of default and to remove the existing subsidiary guarantees of the Existing Subordinated Notes. The consents of eligible holders representing at least a majority of the aggregate principal amount of each series of the Existing Subordinated Notes outstanding will be required in order to adopt the Proposed Amendments to the applicable indenture. Each eligible holder who validly tenders Existing Subordinated Notes will be deemed to have delivered consents to the Proposed Amendments for such series of Existing Subordinated Notes, with respect to the aggregate principal amount of Existing Subordinated Notes for such series validly tendered by such eligible holder. Eligible holders may not deliver consents with respect to the Existing Subordinated Notes without tendering their Existing Subordinated Notes and may not tender their Existing Subordinated Notes without delivering consents with respect to the Existing Subordinated Notes.

Based on information provided by the Exchange and Information Agent, as of 5:00 p.m. New York City time on July 9, 2020, the following amounts of Existing Subordinated Notes have been validly tendered in the Exchange Offer:

Series of Existing Subordinated Notes	Total Aggregate Principal Amount Validly Tendered	Percentage of Outstanding Existing Subordinated Notes Validly Tendered
6.375% Senior Subordinated Notes due 2024	£42,542,000	8.51%
5.75% Senior Subordinated Notes due 2025	$ 9,963,000	1.66%
5.875% Senior Subordinated Notes due 2026	$18,780,000	3.16%
6.125% Senior Subordinated Notes due 2027	$10,941,000	2.30%

The Existing Subordinated Notes that were previously tendered on or prior to July 10, 2020, will be promptly returned to holders and such holders who desire to participate in the Exchange Offers and Consent Solicitations, as amended, must validly tender their Existing Subordinated Notes pursuant to the terms of the Offering Memorandum.

Important Information about the Exchange Offers and Consent Solicitations

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"). This press release is neither an offer to sell nor the solicitation of an offer to buy the New Second Lien Notes, New First Lien Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The New Second Lien Notes and New First Lien Notes have not been, and will not be, registered under the Securities Act or any state securities laws, or the securities laws of any other jurisdiction an may not be offered or sold in the United Stated absent registration or an applicable exemption from registration requirements. The Exchange Offers, and the offering of the New Second Lien Notes and New First Lien Notes, are being made only (1) to persons reasonably believed to be (A) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (B) institutions where permitted in certain jurisdictions that can provide certifications and other documentation satisfactory to AMC that they are “accredited investors” as defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, in each case in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.

The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to eligible holders. The Exchange Offers are not being made to holders of Existing Subordinated Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Second Lien Notes and the New First Lien Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum. None of AMC, the dealer manager, the solicitation agent, the exchange agent, the information agent or any trustee (or its agents) of the Existing Subordinated Notes, the New Second Lien Notes or the New First Lien Notes makes any recommendation as to whether holders of Existing Subordinated Notes should participate in the Exchange Offers or consent to the Proposed Amendments.

Holders who desire a copy of the eligibility letter should contact Global Bondholder Services Corporation, the information agent for the Exchange Offers and Consent Solicitations, at (866) 470-4300 (U.S. Toll-free). Banks and brokers should call (212) 430-3774. The eligibility letter may also be found here: https://gbsc-usa.com/eligibility/amc. Global Bondholder Services Corporation will provide copies of the Offering Memorandum to eligible holders.

There are no registration rights associated with the New Second Lien Notes or New First Lien Notes and AMC has no intention to offer to exchange the New Second Lien Notes or New First Lien Notes for notes registered under the Securities Act or to file a registration statement with respect to the New Second Lien Notes or New First Lien Notes.

This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offers and Consent Solicitations may only be communicated to persons in the United Kingdom in circumstances where Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") does not apply. Accordingly, this press release and the Offering Memorandum are only for circulation to (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the FSMA (Financial Promotion) Order 2005, as amended (the "Order"), (iii) high net worth entities, and other persons to whom the communication may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the communication may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to for purposes of this paragraph as "relevant persons"). The New Second Lien Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Second Lien Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offers.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to the expected timing of and future actions with respect to the Exchange Offers and Consent Solicitations the completion of the transactions contemplated thereby and statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general, including AMC’s response to the COVID-19 virus related to suspension of operations at theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at AMC’s facilities to protect the health and well-being of AMC’s customers and employees; the general volatility of the capital markets and the market price of AMC’s Class A common stock; motion picture production and performance; AMC’s lack of control over distributors of films; increased use of alternative film delivery methods or other forms of entertainment; general and international economic, political, regulatory and other risks, including risks related to the United Kingdom’s exit from the European Union or widespread health emergencies, or other pandemics or epidemics; risks and uncertainties relating to AMC’s significant indebtedness, including AMC’s borrowing capacity under its revolving credit agreement; AMC’s ability to execute cost cutting and revenue enhancement initiatives as previously disclosed and in connection with response to COVID-19; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Offering Memorandum, the section entitled “Risk Factors” in AMC’s Form 10-K for the year ended December 31, 2019 and Form 10-Q for the three months ended March 31, 2020, each as filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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